Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Matt Puckett, certify that:

In connection with the Annual Report on Form 10-K of Ibotta, Inc. (the “Company”) for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2026	By:	/s/ Matt Puckett
Matt Puckett
Chief Financial Officer
(Principal Financial Officer and Interim Principal Accounting Officer)